Microsoft Word 11.0.5604;UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 7, 2005

                           CLICKABLE ENTERPRISES, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

      Delaware                     0-23737                     82-0290939
      --------                     -------                     ----------
      (State of Other             (Commission                 (IRS Employer
      Jurisdiction of              File Number)                Identification
      Incorporation)                                           Number)


      711 South Columbus Avenue, Mt. Vernon, NY                   10550
      -----------------------------------------                   -----
      (Address of Principal Executive Offices)                  (Zip Code)

      Registrant's telephone number, including area code:  (914) 699-5190
                                                            --------------

                                      N/A
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         (Former name or former address, if changed since last report.)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01   Change In Registrant's Certifying Accountant

On November 8, 2005, we terminated our relationship with Weinberg & Co., P.A. ("Weinberg") as the auditor for Clickable Enterprises, Inc. Effective November 7, 2005 we engaged Simontacchi & Company, LLP ("Simontacchi ") to serve as the independent public accountants to audit our financial statements for the fiscal year ending March 31, 2006.

Weinberg's reports on our financial statements for the fiscal years ended March 31, 2004 and March 31, 2005 did not contain an adverse opinion or a disclaimer of opinion, and were not modified as to uncertainty, audit scope or accounting principles, except that Weinberg's report on our financial statements for the fiscal year ended March 31, 2004 and March 31, 2005 did contain an explanatory paragraph regarding their substantial doubt as to our ability to continue as a going concern, and the lack of any adjustments to the financial statements that might result from that circumstance.

During our past two fiscal years and the interim period through November 8, 2005, we had no disagreements with Weinberg on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Weinberg's satisfaction, would have caused Weinberg to make reference to the subject matter of the disagreement in connection with its report. During our past two fiscal years and the interim period through November 8, 2005, Weinberg did not advise us of any of the matters specified in Item 304(a)(1)(B) of Regulation S-B.

During our fiscal years ended March 31, 2004 and March 31, 2005, and the interim period through November 8, 2005, we have had no consultations with Simontacchi concerning: (a) the application of accounting principles to a specific transaction or the type of opinion that might be rendered on our financial statements as to which we received oral advice that was an important factor in reaching a decision on any accounting, auditing or financial reporting issue; or
(b) any disagreements, as defined in Item 304(a)(1)(iv) of Regulation S-B.

The appointment of Simontacchi as independent public accountants replacing Weinberg was unanimously approved by our Board of Directors.

Item 9.01.  Financial Statements and Exhibits.

      (c)   Exhibits.

16. Letter from Weinberg & Company, P.A., addressed to the Securities and Exchange Commission regarding its agreement to the statements made herein (to be supplied by amendment).

Forward-Looking Statements

This Report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which are subject to the safe harbors created thereby. These forward-looking statements are based on current expectations and projections about future events and financial trends. The words and phrases "will," "intends," "potentially," "may," "expects," "projects" and similar words or expressions are intended to identify forward-looking statements. In addition, any statements that refer to expectations or other characterizations of future events or circumstances are forward-looking statements. The forward-looking statements are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those described in the forward-looking statements, including, among other things, the doubt expressed by the Company's auditors on June 28, 2004 as to the Company's ability to continue as a going concern, the Company's history of losses since its inception, the significant operating expenses which the Company expects to incur until it increases the volume of heating oil sold or expands its product lines, the hazardous operations associated with handling oil which may subject the Company to material and environmental liabilities, and depression of the market price of the Common Stock and dilution to holders of Common Stock upon the conversion of the Debentures, the Preferred Stock and other issued and outstanding warrants convertible into Common Stock. These are representative of factors which could affect the outcome of the forward-looking statements. In addition, such statements could be affected by general industry and market conditions and growth rates, general domestic and international economic conditions and future incidents of terrorism or other events that may negatively impact the markets where the Company competes. The Company undertakes no obligation to publicly update or revise any forward-looking statements because of new information, future events or otherwise.

                                   SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CLICKABLE ENTERPRISES, INC.

Dated:  November 11, 2005                    By: /S/ Nicholas J. Cirillo
                                               ---------------------------------
                                                    Nicholas J. Cirillo
                                                    President